Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
AUGUST, 1997



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.9302%



        Excess Protection Level
          3 Month Average  4.59%
          August, 1997  4.52%
          July, 1997  4.47%
          June, 1997  4.78%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.84%


        Base Rate                                   8.10%


        Over 35 Day Delinquency                     4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $ 30,603,901,306.35


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,563,766,787.86